                                 Exhibit 10(j)

                         Material Sciences Corporation

                            1996 Stock Option Plan
                          for Non-Employee Directors

                                                                   EXHIBIT 10(j)

                         MATERIAL SCIENCES CORPORATION
               1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

  1. Purpose. The purpose of this 1996 Stock Option Plan for Non-Employee Directors (this "Plan") is to provide incentives to members of the Board of Directors (the "Board") of Material Sciences Corporation (the "Company") who are not officers or employees of the Company or its subsidiaries ("Non-Employee Directors"), through compensation and rewards paid in or based upon the ownership and performance of the common stock of the Company.

  2. Limitations on Shares To Be Issued. The number of shares of the Company's common stock, par value $.02 per share, with respect to which options may be granted or awarded under this Plan and which may be issued upon the exercise thereof shall not exceed, in the aggregate, 250,000 shares; provided, that to the extent any awards hereunder expire unexercised or unpaid or are canceled, terminated or forfeited in any manner without the issuance of shares of common stock thereunder, such shares shall again be available under this Plan. Shares of common stock issued under this Plan may be authorized and unissued shares of common stock, treasury stock or a combination thereof.

  3. Annual Retainer Option. On March 1 of each year, commencing March 1, 1996, each person who is a Non-Employee Director on such date shall automatically be granted an option entitling such director to purchase a number of shares of the Company's common stock (rounded up to the nearest whole number of shares) equal in value to (a) $30,000 divided by (b) the last reported sale price of the Company's common stock on the principal securities exchange on which shares of the Company's common stock are then listed on the date immediately preceding such March 1 (or, if such date is not a trading day on such exchange, the last trading day immediately preceding such date). The per share option price for each such option described in the immediately preceding sentence shall be the price described in clause (b) of the immediately preceding sentence. Any person who first becomes a Non-Employee Director after the Effective Date (as defined below), either because such person is first elected to the Board after the Effective Date or because such person was first elected to the Board while such person was an officer or employee of the Company or its subsidiaries and subsequently ceases to be an officer and employee of the Company and its subsidiaries (and consequently did not receive an option pursuant to the first sentence of this paragraph 3 on the respective March 1), shall, on the date such person first becomes a Non-Employee Director, automatically be granted an option entitling such person to purchase a number of shares of the Company's common stock (rounded up to the nearest whole number of shares) equal to (a) $7,500 multiplied by the number of fiscal quarters (rounded up to the nearest whole number of fiscal quarters) remaining in the fiscal year from and including the fiscal quarter in which such date of grant occurs divided by (b) the price described in clause (b) of the first sentence of this paragraph 3 for options granted on the March 1 immediately preceding such date of grant. The per share option price for each such option described in the immediately preceding sentence shall be the price described in clause (b) of the immediately preceding sentence. If any Non-Employee Director who receives an option pursuant to this paragraph 3 during the period commencing on March 1 of any year and ending on the day of the annual meeting of the Company's shareowners next following such March 1 is not elected as a Non-Employee Director at such annual meeting, the number of shares subject to such option shall be reduced to the lesser of (a) 25% of the number of shares originally subject to such option (rounded up to the nearest whole number of shares) and (b) the number of shares then subject to such option after giving effect to all exercises thereof. Each option granted under this paragraph 3 shall be exercisable at any time after the date of grant thereof.

  4. Incentive Option. Each Non-Employee Director shall automatically receive as set forth below an option (an "Incentive Option") to purchase the number of shares (rounded up to the nearest whole number of shares) of common stock of the Company equal in value to (a) $40,000 divided by (b) the last reported sale price of the Company's common stock on the date immediately preceding the date of grant on the principal securities exchange on which shares of the Company's common stock are listed on such date (or, if such date is not a trading day on such exchange, the last trading day immediately preceding such date). The per share option price for each such Incentive Option shall be the price described in clause (b) of the immediately preceding sentence. With respect to each Non-Employee Director, the initial Incentive Option shall be granted to such director as follows: (i) in the case of any director who is a Non-Employee Director on the Effective Date, such option shall be granted automatically to such director upon the date on which the option granted to such director under the Company's 1991 Stock Option Plan for Directors becomes fully vested if such director is a Non-Employee Director on such date, (ii) in the case of any person first elected to the Board after the Effective Date who is not an officer or employee of the Company or its subsidiaries at the time of such election, such option shall be granted automatically to such person upon the date that such person is first elected to the Board (either by the shareowners of the Company or, in the case of the filling of a vacancy, by the Board) and (iii) in the case of a director who has not received an initial Incentive Option as provided in the preceding clauses because such director was also an officer or employee of the Company or its subsidiaries at the time such director was first elected as a director and who subsequently ceases to be an officer and employee of the Company and its subsidiaries, such option shall be granted automatically to such director upon the date such person becomes a Non-Employee Director. Each director who has received an initial Incentive Option pursuant to the preceding sentence shall automatically be granted an Incentive Option on each anniversary of the date of grant of the initial Incentive Option to such director if such director is a Non-Employee Director on such anniversary date.

  An Incentive Option shall be exercisable only to the extent it has vested. Each Incentive Option shall vest in full on the first anniversary of the date of grant if the holder thereof is a Non-Employee Director on such date; provided, that, if a person is not elected as a Non-Employee Director at the first annual meeting of the Company's shareowners following the date of grant of such Incentive Option and such option has not already vested pursuant to the first clause of this sentence, such Incentive Option shall vest and become exercisable as of the day before such annual meeting with respect to the number of shares (rounded up to the nearest whole number of shares) equal to
(a) the total number of shares subject to such Incentive Option multiplied by
(b) a fraction equal to the number of whole months that such director has served on the Board since the grant of such Incentive Option divided by 12. An Incentive Option or any portion of an Incentive Option that has not vested prior to the date the holder thereof ceases to be a Non-Employee Director shall expire and be forfeited as of such date.

  5. General Option Terms.

  A. Option Agreement. Each option granted under this Plan shall be evidenced by a written agreement between the Company and the optionee in such form as the Board shall prescribe in accordance with this Plan. The option price per share of common stock for all options granted under this Plan shall be specified in the option agreement and shall be determined as set forth above.

  B. Expiration. An option issued pursuant to this Plan shall expire and not be exercisable after the first to occur of (i) the fifth anniversary of the date of grant of such option and (ii) three months after the optionee ceases to be a director of the Company (12 months if the optionee ceases to be a director of the Company due to death or to total and permanent disability as determined by the Board in good faith).

  C. Non-Transferability. Options granted pursuant to this Plan shall not be sold, assigned, pledged, transferred or otherwise disposed of, except by will or the laws of descent and distribution. Any purported transfer contrary to this provision will nullify such award. All options shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative. If the holder of an option dies and such option has vested and is exercisable at the date of death, then, as described in paragraph 8 below, the holder's estate, or the beneficiary or beneficiaries to whom the holder's rights under the option shall pass by reason of the holder's death, shall have the right to exercise the option as provided in and subject to this Plan and the respective option agreement. Awards under this Plan shall not be subject to execution, attachment or other process, and no person shall be entitled to exercise any rights of a participant or possess any rights of a participant by virtue of any attempted execution or other process.

  D. Exercise of Options. Subject to the terms of the option agreement and this Plan, options granted pursuant to this Plan may be exercised from time to time in whole or in part. Each exercise of an option shall be accomplished by delivering written notice of such exercise to the Secretary of the Company, specifying the number of shares to be purchased and accompanied by payment in full of the purchase price therefor. Payment for the options exercised shall be either in (i) cash or check, money order or bank draft to the order of Material Sciences Corporation (collectively, "cash") or (ii) shares of common stock of the Company (valued as of the date of the notice of exercise) with a value equal to or less than the aggregate option price, plus cash in the amount, if any, by which the aggregate option price exceeds the value of such shares of common stock. Payment for shares with respect to options exercised for cash shall be delivered with the notice of exercise. Payment for shares with respect to options exercised for common stock and cash, if any, shall be delivered to the Secretary of the Company not later than the end of the third business day after delivery of the notice of exercise. If payment is made in common stock, such payment shall be made by delivery of the necessary share certificates, with executed stock powers attached, to the Secretary of the Company or, if such certificates have not yet been delivered to the optionee, by written notice to the Secretary of the Company requesting that the shares represented by such certificates applied toward payment as hereinabove provided.

  E. Necessary Approvals. Each option granted under this Plan shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that either the consent or approval of any governmental authority or the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares under such option, such option may not be exercised in whole or in part and shares thereunder may not be delivered, as the case may be, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. Any option may be exercised only in accordance with the provisions of all applicable law.

  6. Adjustments for Changes in Capitalization or Corporate Reorganizations. Appropriate adjustments shall be made in the number, including the maximum number, and kind of shares of common stock to be issued under this Plan, and in the number and kind of shares of common stock that are the subject of any option awarded under this Plan, to give effect to any stock splits, stock dividends and other relevant changes in capitalization occurring after the Effective Date. If the Company shall effect a merger, consolidation or other reorganization, pursuant to which the outstanding shares of common stock shall be exchanged for other shares or securities of the Company or of another corporation which is a party to such merger, consolidation or other reorganization, the Company shall use its best efforts to provide in any agreement or plan which it enters into or adopts to effect any such merger, consolidation or other reorganization, that any optionee under this Plan shall have the right to purchase, at the aggregate option price provided for in his or her option agreement and on the same terms and conditions, the kind and number of shares or other securities of the Company or such other corporation which would have been issuable to him or her in respect of the number of shares of common stock which were subject to such option immediately prior to the effective date of such merger, consolidation or other reorganization if such shares had been then owned by him or her. If by the date ten days prior to the scheduled effective date of any such merger, consolidation or other reorganization, the provision described in the preceding sentence has not been made with respect to any Incentive Option that is not then fully vested, such Incentive Option shall become vested and exercisable in full upon such date. Any adjustment with respect to options required by this paragraph shall be effected in such manner that the difference between the aggregate fair market value of the shares or other securities subject to the options immediately after giving effect to such adjustment and the aggregate option price of such shares or other securities shall be substantially equal to (but shall not be more than) the difference between the aggregate fair market value of the shares subject to such options immediately prior to such adjustment and the aggregate option price of such shares. Any adjustments made under this paragraph shall be determined by the Board.

  Upon the approval by the shareowners of the Company of a merger, consolidation or other reorganization pursuant to which the outstanding shares of common stock are to be exchanged for cash, or upon the adoption by the shareowners of the Company of a plan of complete liquidation, all Incentive Options that are not then fully vested shall become vested and exercisable in full upon such date.

  7. Tax Withholding. The Board shall have the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy any withholding or other tax due with respect to any amount payable and/or shares of common stock issuable under this Plan, and the Board may defer such payment or issuance unless indemnified to its satisfaction. Subject to the consent of the Board, a participant may make an irrevocable election to have shares of common stock otherwise issuable under an option withheld, tender back to the Company shares of common stock received pursuant to exercise of an option or deliver to the Company previously-acquired shares of common stock having a fair market value sufficient to satisfy all or part of the participant's estimated tax obligations associated with the transaction. Such election must be made by a participant prior to the date on which the relevant tax obligation arises. The Board may disapprove of any election and may limit, suspend or terminate the right to make such elections.

  8. Beneficiary Designation. Subject to the restrictions on transfer and the option terms set forth in this Plan, participants may name, from time to time, beneficiaries (who may be named contingently or successively) who may exercise options granted under this Plan in the event of the death of a participant before he or she exercises such option. Each designation will revoke all prior designations by the same participant, shall be in a form approved by the Board and will be effective only when filed by the participant in writing with the Board during the participant's lifetime. In the absence of any such designation, options remaining unexercised at the participant's death may be exercised by the participant's estate.

  9. Administration of the Plan. This Plan shall be administered by the Board in accordance with the provisions of this paragraph. The Board shall have full power and authority to prescribe, amend and rescind rules and procedures governing administration of this Plan. The Board shall have full power and authority (i) to interpret the terms of this Plan, the terms of the options and the rules and procedures established by the Board and (ii) to determine the meaning of or requirements imposed by or the rights of any person under this Plan, any option or any rule or procedure established by the Board. All such rules, procedures and interpretations relating to this Plan adopted by the Board shall be conclusive and binding on all parties.

  10. Amendment, Suspension and Termination of Plan. The Board may suspend or terminate this Plan or any portion hereof at any time and may amend it from time to time in such respects as the Board may deem advisable; provided, that no such amendment shall be made without shareowner approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the common stock is listed; provided further, that the provisions of this Plan that relate to the amount, price and timing of awards shall not be amended more than once every six months, except as set forth in Rule 16b-3(c)(2)(ii)(B) under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). No such amendment, suspension or termination shall materially impair the rights of participants under outstanding awards without the consent of the participants affected thereby or make any change that would disqualify this Plan, or any other plan of the Company intended to be so qualified, from the exemption provided by Rule 16b-3.

  11. Compliance with Rule 16b-3. It is the intent of the Company that this Plan comply in all respects with Rule 16b-3, that any ambiguities or inconsistencies in the construction of this Plan be interpreted to give effect to such intention and that if any provision of this Plan is found not to be in compliance with Rule 16b-3, that such provision shall be deemed null and void to the extent required to permit this Plan to comply with Rule 16b-3.

  12. Effective Date and Term of Plan. This Plan shall become effective on March 1, 1996 (the "Effective Date"); provided, that this Plan shall cease to be effective and any options granted hereunder shall become null and void if this Plan is not approved by the Company's shareowners at the 1996 Annual Meeting of Shareowners of the Company. This Plan shall terminate on February 28, 2001, unless terminated prior thereto by action of the Board. No further grants shall be made under this Plan after termination, but termination shall not affect the right of any participant under any grants made prior to termination.